                                                                  CONFORMED COPY

                          PLEDGE AND SECURITY AGREEMENT

                             dated December 12, 2006

                                      AMONG
                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                       AND

                               BARCLAYS BANK PLC,
                                AS SECURITY AGENT

Table of Contents

CONTENTS                                                                    PAGE
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SECTION 5 ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;

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EXHIBIT A   ACCOUNT CONTROL AGREEMENT
EXHIBIT B   FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT
EXHIBIT C   FORM OF SECURITY SUPPLEMENT
EXHIBIT D   FORM OF JOINDER
EXHIBIT E   SEARCH REPORTS
EXHIBIT F   FINANCING STATEMENTS
EXHIBIT G   SHORT-FORM INTELLECTUAL PROPERTY SECURITY AGREEMENTS

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PLEDGE AND SECURITY AGREEMENT, dated December 12, 2006 (this "AGREEMENT"), among
ALLIED HEALTHCARE INTERNATIONAL INC., a grantor and any Additional Grantors (as defined herein) (each of the foregoing, a "GRANTOR", and collectively, the
"GRANTORS"), and BARCLAYS BANK PLC "BARCLAYS", as security agent for the Secured
Parties (as defined in the Facility Agreement referred to below) (herein in such capacity, the "SECURITY AGENT").

                                    RECITALS

     A. Allied Healthcare Group Holdings Limited., ("ALLIED") and certain subsidiaries of Allied, as Borrowers and Guarantors, have entered into an
Amended and Restated Facility Agreement dated, December 12, 2006 (as the same may be amended, restated, supplemented or otherwise modified, the "FACILITY
AGREEMENT").

     B. As a condition precedent to the making of loans and other extensions of credit under the Facility Agreement, each Grantor is required to execute and deliver this Agreement.

In consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, each of the Grantors and the Security Agent, on behalf of itself and each Secured Party
(and each of their respective successors or permitted assigns), hereby agree as follows:

                                    SECTION 1
                      DEFINITIONS; RULES OF INTERPRETATION

SECTION 1.1 DEFINITION OF TERMS USED HEREIN

Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Facility Agreement, as the context requires.

SECTION 1.2 UCC

Terms used herein that are defined in the UCC but not defined herein have the meanings given to them in the UCC, including the following which are capitalized herein:

Account Debtor

Accounts

Certificated Security

Chattel Paper

Commodity Account

Commodity Contract

Commodity Intermediary

Deposit Account

Document

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Fixtures

Instruments

Investment Property

Letter-of-Credit Right

Money

Payment Intangible

Record

Securities Account

Securities Entitlement

Securities Intermediary

Security

Supporting Obligation

SECTION 1.3 GENERAL DEFINITIONS In this Agreement:

"ACCOUNTS RECEIVABLE" means (a) all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument,
General Intangible or Investment Property, together with all right, title and interest, if any, in any goods or other property giving rise to such right to payment, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, Liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired, and all Collateral Support and Supporting
Obligations related to the foregoing and all Accounts Receivable Records and (b)
rights to receive amounts payable under the following:

     (i)   any and all rights to license products retained by any Grantor;

     (ii)  all sales, leases or licenses of any other goods or products or the rendering of any other services and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing;

     (iii) any and all tax refunds and tax refund claims; and

     (iv)  all Money, reserves and property relating to any of the foregoing whether now or at any time hereafter in the possession or under the control of any Grantor or any agent or custodian for any Grantor.

"ACCOUNTS RECEIVABLE RECORDS" means (a) all originals and copies of all documents, instruments or other writings or electronic records, other Records, books, correspondence, credit or other files, ledger sheets or cards and invoices evidencing or relating to Accounts Receivable, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to Accounts Receivable, whether in the possession or under the control of any Grantor or any computer bureau or agent from time to time acting for any Grantor or otherwise, (b) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments or other writings, including lien search reports,

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from filing or other registration officers, (c) all credit information, reports and memoranda relating thereto and (d) all other written, electronic or other non-written forms of information related in any way to the foregoing or any
Accounts Receivable.

"ADDITIONAL GRANTOR" has the meaning set forth in Section 5.2.

"AGREEMENT" has the meaning set forth in the preamble hereto.

"ALLIED" has the meaning set forth in the recitals hereto.

"APPROVED DEPOSITARY BANK" means a bank selected or approved by the Security
Agent and with respect to which a Grantor has delivered to the Security Agent an executed Deposit Account Control Agreement.

"APPROVED SECURITIES INTERMEDIARY" means a Securities Intermediary or Commodity
Intermediary selected or approved by the Security Agent and with respect to which a Grantor has delivered to the Security Agent an executed Control Account
Agreement.

"ASSIGNED AGREEMENTS" means all material agreements and contracts to which any
Grantor is a party as of the date hereof, or to which a Grantor becomes a party after the date hereof, as each such agreement or contract may be amended, restated, supplemented or otherwise modified from time to time.

"BANKRUPTCY CODE" means the United States Bankruptcy Code, 11 U.S.C. Sections
101 et. seq.

"BARCLAYS" has the meaning set forth in the recitals hereto.

"CASH COLLATERAL ACCOUNT" means any Deposit Account or Securities Account established by the Security Agent in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided herein.

"COLLATERAL" means the property of the Grantors described in Section 2.1 in which Security Interests are granted to the Security Agent for the benefit of the Secured Parties.

"COLLATERAL RECORDS" means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary to or helpful in the collection thereof or realization thereon.

"COLLATERAL SUPPORT" means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral described in Sections 2.1(a)
through (p) and includes any security agreement or other agreement granting a lien or security interest in such real or personal property.

"CONTROL ACCOUNT" means a Securities Account or a Commodity Account maintained by any Grantor with an Approved Securities Intermediary which account is the subject of an effective Control Account Agreement, and includes all financial assets held therein and all certificates and Instruments, if any, representing or evidencing such Control Account.

"CONTROL ACCOUNT AGREEMENT" means an agreement, substantially in the form of
Exhibit A to this Agreement (with such changes as may be agreed to by the
Security Agent), executed by any Grantor

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and the Security Agent and acknowledged and agreed to by the relevant Approved
Securities Intermediary.

"COPYRIGHT LICENSES" means any and all agreements providing for the granting of any right in or to Copyrights (whether a Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 3.8 under the heading "Copyright Licenses" and all renewals and extensions thereof.

"COPYRIGHTS" means all United States, state and foreign copyrights and all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world, all registrations and applications therefor including the applications referred to in Schedule 3.8 under the heading "Copyrights", all rights and privileges corresponding thereto throughout the world, whether as author, assignee, transferee or otherwise, all registrations and applications for registration, including extensions, continuations, reissues and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all Proceeds of the foregoing, including licenses, royalties, fees, income, payments, claims, damages and Proceeds of suit, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

"DEPOSIT ACCOUNT CONTROL AGREEMENT" means an agreement, substantially in the form of Exhibit B to this Agreement (with such changes as may be agreed to by the Security Agent), executed by any Grantor and the Security Agent and acknowledged and agreed to by the relevant Approved Depositary Bank.

"DIVIDENDS" means, in relation to any Stock, all present and future: (a)
dividends and distributions of any kind and any other sum received or receivable in respect of that Stock, (b) rights, shares, money or other assets accruing or offered by way of redemption, substitution, exchange, bonus, option, preference or otherwise in respect of that Stock, (c) allotments, offers and rights accruing or offered in respect of that Stock and (d) other rights and assets attaching to, deriving from or exercisable by virtue of the ownership of, that
Stock.

"DOMESTIC SUBSIDIARY" means any Subsidiary of the Grantor that is organized within the United States of America.

"ENFORCEMENT EVENT" means (a) the occurrence of an Event of Default which has resulted in (i) a notice being served by the Security Agent under and in accordance with clause 23 (Acceleration) of the Facility Agreement.

"EQUIPMENT" means "equipment" as defined in Article 9 of the UCC, and includes all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as "equipment" under the UCC) and any and all accessions, additions, modifications, improvements, alterations or repairs thereon or accessories thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements or substitutions therefor, wherever located, now or hereafter existing, including any Fixtures.

"EXCLUDED DEPOSIT ACCOUNT" means any Deposit Account used exclusively for payroll, payroll taxes or other employee wage and benefit payments.

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"FACILITY AGREEMENT" has the meaning set forth in the recitals hereof.

"FEDERAL SECURITIES LAWS" means the Securities Act of 1933, as now or hereafter in effect or any similar statute hereafter enacted that is analogous in purpose or effect.

"FOREIGN SUBSIDIARY" means any Subsidiary of a Grantor that is not a Domestic
Subsidiary.

"GENERAL INTANGIBLES" means "general intangibles" as defined in Article 9 of the
UCC, and includes all interest rate or currency protection or hedging arrangements, all tax refunds, claims for tax refunds and tax credits, all licenses, permits, approvals, consents, variances, certifications, concessions and authorizations, all Assigned Agreements, all Intellectual Property, all
Payment Intangibles (in each case, regardless of whether characterized as general intangibles under the UCC), corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee), franchises, and any letter of credit, guarantee, claim, security interest or other security held by or granted to any
Grantor to secure payment by an Account Debtor of any of the Accounts Receivable
including such Grantor's rights in all security agreements, leases and other contracts securing or otherwise relating to any Account Receivable, and all warranties, rights and claims against third parties including carriers and shippers and otherwise.

"GOODS" means "goods" as defined in Article 9 of the UCC, and includes all
Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

"GRANTOR" has the meaning set forth in the preamble hereto.

"INDEBTEDNESS" has the meaning assigned to the term "Financial Indebtedness" in the Facility Agreement.

"INDEMNIFIED PARTY" means each Secured Party, each Affiliate thereof and each of their respective partners, controlling Persons, directors, officers, trustees, employees and agents.

"INDEMNIFIED MATTERS" has the meaning set forth in Section 9.6.

"INSURANCE" means all contracts and policies of insurance of any kind now or in the future taken out by or on behalf of any Grantor or (to the extent of such
Grantor's interest) in which it now or in the future has an interest.

"INTELLECTUAL PROPERTY" means, collectively, the Copyrights, the Copyright
Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark
Licenses, the Trade Secrets, and the Trade Secret Licenses.

"INVENTORY" means "inventory" as defined in the UCC, and includes all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind, including consigned goods; and all goods that are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

"JOINDER AGREEMENT" means a joinder agreement, substantially in the form of
Exhibit C to this Agreement, executed by an Additional Grantor and delivered to the Security Agent.

"LIEN" has the meaning given to the term "Security" in the Facility Agreement.

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"LLC" means any limited liability company in which any Grantor has an interest, including those set forth on Schedule 3.6.

"LLC AGREEMENT" means the limited liability company agreement or such analogous agreement governing the operation of any LLC.

"PARTNERSHIP" means any partnership in which any Grantor has an interest, including those set forth on Schedule 3.6.

"PARTNERSHIP AGREEMENT" means the partnership agreement of any Partnership or such analogous agreement governing the operation of any Partnership.

"PATENT LICENSES" means all agreements providing for the granting of any right in or to Patents (whether the relevant Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 3.8 under the heading "Patent Licenses" and all extensions and renewals thereof.

"PATENTS" means all United States, state and foreign patents and applications for letters patent throughout the world, including each patent and patent application referred to in Schedule 3.8 under the heading "Patents", all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights and privileges corresponding thereto throughout the world, and all Proceeds of the foregoing, including licenses, royalties, fees, income, payments, claims, damages, and
Proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

"PERMITTED LIEN" has the meaning assigned to the term "Permitted Security" in the Facility Agreement.

"PLEDGED COLLATERAL" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other
Investment Property of any Grantor, all certificates or other instruments representing any of the foregoing, all Security Entitlements of any Grantor in respect of any of the foregoing, all Dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Pledged Collateral may be General Intangibles,
Investment Property, Instruments or any other category of Collateral.

"PLEDGED LLC INTERESTS" means all of any Grantor's right, title and interest as a member of any LLC and all of such Grantor's right, title and interest in, to and under any LLC Agreement to which it is a party.

"PLEDGED NOTES" means all right, title and interest of any Grantor in each
Instrument evidencing Indebtedness owed to such Grantor, including all
Indebtedness described on Schedule 3.6 issued by the obligors named therein, and all cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

"PLEDGED PARTNERSHIP INTERESTS" means all of any Grantor's right, title and interest as a limited and/or general partner in any Partnership and all of such
Grantor's right, title and interest in, to and under any Partnership Agreement to which it is a party.

"PLEDGED STOCK" means the shares of Stock owned by any Grantor, including all shares of Stock listed on Schedule 3.6; provided, however, that with respect to each Foreign Subsidiary, only the

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outstanding Stock of such Foreign Subsidiary possessing up to but not exceeding
65% of the voting power of all classes of Stock of such Foreign Subsidiary entitled to vote shall be deemed to be pledged hereunder; and provided further that no Stock of a Foreign Subsidiary that is owned by another Foreign
Subsidiary shall be pledged hereunder.

"PROCEEDS" means "Proceeds" as defined in Article 9 of the UCC, and includes all
Dividends, payments or distributions made with respect to any Investment
Property and whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected, converted or otherwise disposed of, whether such disposition is voluntary or involuntary.

"SECURED OBLIGATIONS" means all amounts, obligations, covenants and duties owing by any Obligor to any Secured Party of every type and description, present or future, arising under any Finance Document, whether direct or indirect
(including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money.

"SECURITY AGENT" has the meaning set forth in the recitals hereto.

"SECURITY INTEREST" means, collectively, the continuing security interests in the Collateral granted to the Security Agent for the benefit of the Secured
Parties pursuant to Section 2.1.

"SECURITY SUPPLEMENT" means any supplement to this agreement in substantially the form of Exhibit D, executed by an authorized financial officer of the applicable Grantor.

"SECURITY AGENT" has the meaning set forth in the recitals hereto.

"STOCK" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non voting and all rights to subscribe for, purchase or otherwise acquire any of the foregoing.

"TRADEMARK LICENSES" means any and all agreements providing for the granting of any right in or to Trademarks (whether the relevant Grantor is licensee or licensor thereunder), including each agreement referred to in Schedule 3.8 under the heading "Trademark Licenses" and any and all extensions and renewals thereof.

"TRADEMARKS" means all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks and logos, words, terms, names, symbols, designs and general intangibles of a like nature, in each case that are source or business identifiers, and any other source or business identifiers, all registrations and applications for any of the foregoing, including the registrations and applications referred to in Schedule 3.8 under the heading "Trademarks", all extensions, continuations, reissues or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all Proceeds of the foregoing, including licenses, royalties, fees, income, payments, claims, damages, and Proceeds of suit.

"TRADE SECRET LICENSES" means any and all agreements providing for the granting of any right in or to Trade Secrets (whether the relevant Grantor is licensee or licensor thereunder), including each

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agreement referred to in Schedule 3.8 under the heading "Trade Secrets Licenses"
and all extensions and renewals thereof.

"TRADE SECRETS" means all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of any Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all Proceeds of the foregoing, including licenses, royalties, fees, income, payments, claims, damages, and Proceeds of suit.

"UCC" means the Uniform Commercial Code as in effect from time to time in the
State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

"VEHICLE" means any vehicle covered by a certificate of title law of any state.

SECTION 1.4 RULES OF INTERPRETATION

The rules of interpretation specified in Section 1.2 of the Facility Agreement shall be applicable to this Agreement. In this Agreement, unless otherwise specified, (a) the Schedules and Exhibits to this Agreement, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof are incorporated herein by reference and (b) all obligations of any Grantor hereunder shall be satisfied by such Grantor at such Grantor's sole cost and expense. If any conflict or inconsistency exists between this Agreement and the Facility Agreement, the
Facility Agreement shall govern. All references herein to provisions of the UCC include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 1.5 CERTAIN TERMS

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words
"include," and "includes" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such
Person's successors and assigns, (c) the words "herein," "hereof" and
"hereunder," and words of similar import, shall be construed to refer to this
Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible assets and properties, including cash, securities, accounts and contract rights.

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                                    SECTION 2
                                GRANT OF SECURITY

SECTION 2.1 GRANT OF SECURITY

As security for the prompt and complete payment and performance in full when due
(whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code) of all Secured Obligations, each Grantor hereby pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Senior Finance Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located:

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Documents;

     (d)  all General Intangibles, including all Intellectual Property and that portion of the Pledged Collateral constituting General Intangibles;

     (e)  all Goods and personal property of any Grantor, whether tangible or intangible, wherever located, including Money, Letter of Credit
          Rights, including all rights of payment or performance under letters of credit, and any secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General
          Intangible, a Payment Intangible, an Instrument, Investment Property
          or any other Collateral;

     (f)  all Instruments, including that portion of Pledged Collateral constituting Instruments;

     (g)  all Deposit Accounts, including all Cash Collateral Accounts constituting Deposit Accounts;

     (h)  all Insurance;

     (i)  all Investment Property, including all Control Accounts, all Cash
          Collateral Accounts constituting Investment Property, and that portion of the Pledged Collateral constituting Investment Property;

     (j)  all property of any Grantor held by the Security Agent or any Secured
          Party, including all property of every description in the possession or custody of or in transit to the Security Agent or such Secured
          Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

     (k)  all Accounts Receivable and Accounts Receivable Records;

     (l)  all Commercial Tort Claims;

     (m)  all Vehicles;

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     (n)  all books and Records pertaining to the property described in this
          Section 2.1, including all Collateral Records;

     (o)  to the extent not otherwise included, all Money or other property of any kind which is received by such Grantor in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Grantor or any of its property or income;

     (p)  to the extent not otherwise included, all causes of action and all
          Money and other property of any kind received therefrom, and all Money and other property of any kind recovered by any Grantor;

     (q)  to the extent not otherwise included, all Collateral Support and
          Supporting Obligations relating to any of the foregoing; and

     (r)  to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of or in respect of any of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to the foregoing.

For avoidance of doubt it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property that is included in such changed definitions that would not otherwise be included in the foregoing grants on the date hereof be included in such grants immediately upon the effective date of such revision, it being the intention of each Grantor that the description of
Collateral set forth above be construed to include the broadest possible range of assets (except as specifically excluded by Section 2.2). Notwithstanding the immediately preceding sentence, the foregoing grants are intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

SECTION 2.2 CERTAIN LIMITED EXCLUSIONS

Notwithstanding anything herein to the contrary, (a) in no event shall the
Collateral include and no Grantor shall be deemed to have granted a Security
Interest in, any of its right, title or interest (i) in any Intellectual
Property if the grant of such Security Interest shall constitute or result in the abandonment of, invalidation of or rendering unenforceable any of such
Grantor's right, title or interest therein; or (ii) in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, or otherwise, result in a breach or termination of the terms of, or constitute a default under or termination of any such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406 of the UCC of any relevant jurisdiction or any other applicable law (including the
Bankruptcy Code) or principles of equity); provided that each Grantor agrees with respect to any material license, contract or agreement to use all reasonable efforts to obtain all requisite consents to enable such Grantor to provide a Security Interest in such material license, contract or agreement and, in any event, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a Security Interest in, all such rights and interests as if such

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provision had never been in effect and (b) the Secured Obligations shall be subject to the applicable fraudulent transfer limitation provisions of the
Facility Agreement.

SECTION 2.3 GRANTORS REMAIN LIABLE

     (a)  Anything contained herein to the contrary notwithstanding:

          (i)   each Grantor shall remain liable under any Assigned Agreement and/or any other contracts and agreements included in the
                Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

          (ii)  the exercise by the Security Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any Assigned Agreement or any other
                contracts and agreements included in the Collateral;

          (iii) neither the Security Agent nor any other Secured Party shall have any obligation or liability under any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Security Agent or any other Secured Party be obligated to perform any of the
                obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and

          (iv)  each Grantor agrees to indemnify and hold harmless the Security
                Agent and the Secured Parties from and against any and all liability for such performance.

     (b)  Neither the Security Agent nor any other Secured Party nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any Assigned
          Agreement or any other contracts and agreements included in the
          Collateral unless the Security Agent, any such other Secured Party or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.

                                   SECTION 3
                         REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Security Agent and the Secured
Parties on and as of the date hereof, that:

SECTION 3.1 TITLE

Such Grantor owns the Collateral purported to be owned by it free and clear of any and all Liens, rights or claims of all other Persons other than Permitted
Liens. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any
Collateral with the United States Patent and Trademark Office, the United States
Copyright Office, or any similar office in any other jurisdiction or (c) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or

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similar instrument is still in effect, except, in each case, for Permitted Liens and except for any financing statement or analogous document, assignment, security agreement or similar instrument evidencing Liens being terminated on the date hereof.

SECTION 3.2 NAMES, LOCATIONS

     (a)  Schedule 3.2 sets forth with respect to such Grantor under the heading
          "Names", (i) its exact name, as such name appears in the public record of its jurisdiction of organization which shows such Grantor to have been organized, (ii) each other name that such Grantor has had in the past five years and (iii) the jurisdiction of organization of such
          Grantor and its organizational identification number or statement that such Grantor has no such number.

     (b)  Schedule 3.2 sets forth with respect to such Grantor under the heading
          "Locations", (i) the location of the chief executive office of such
          Grantor, (ii) all locations where such Grantor maintains any Accounts
          Receivable Records (with each location at which Chattel Paper, if any, is kept being indicated by an "*"), (iii) the locations of all
          Equipment and Inventory owned by such Grantor, (iv) the locations of all other Collateral owned by such Grantor and not specified in clauses (i) through (iii) above and (v) the places of business of such
          Grantor not identified in clauses (i) through (iv) above. Except as set forth on Schedule 3.2, such Grantor has not changed its jurisdiction of organization, chief executive office or other
          "location" (as defined in Section 9-307 of the UCC) in the past four months.

     (c)  Schedule 3.2 sets forth with respect to such Grantor under the heading
          "Third Parties holding Collateral", the names and addresses of all
          Persons other than such Grantor that have possession of any of the
          Collateral of such Grantor.

     (d)  Except as set forth on Schedule 3.2 under the heading "Changes in
          Identity or Organizational Structure", such Grantor has not changed its identity or organizational structure in any way in the past five years. Changes in identity or organizational structure would include mergers, consolidations and acquisitions, as well as any change in the form or jurisdiction of such Grantor. If any such change has occurred,
          Schedule 3.2 sets forth the date of such change and all information applicable to each acquiree or constituent party to a merger or consolidation.

SECTION 3.3 FILINGS, CONSENTS

     (a)  Attached hereto as Exhibit E are true, complete and correct copies of search reports from the offices where any filings or recordings against any Grantor with respect to any property of the Grantor of the type included in the Collateral have been made, including a true copy of each financing statement, assignment or other filing or recording identified in such file or recording search reports.

     (b)  Exhibit F sets forth true, complete and correct copies of all UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing an accurate description of the Collateral that have been delivered to the
          Security Agent for filing in each governmental, municipal or other office specified in Schedule 3.3. Such filings, recordings and registrations are all of the filings,

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          recordings and registrations (including any filings required to be made in the United States Patent and Trademark Office and the United
          States Copyright Office, in order to perfect the Security Interest in
          Collateral consisting of Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected Security Interest in favor of the Security Agent (for the benefit of the Secured Parties) having the priorities described in Section 2.2 in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States or any other country. No further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under applicable law with respect to
          Intellectual Property or with respect to filing of continuation statements and, with respect to any changes to a Grantor's organizational structure or to any Grantor's organizational documents permitted by the Facility Agreement, as required pursuant thereto in order for the Security Agent to continue to have at all times following each such change a legal, valid and perfected Security
          Interest in all the Collateral).

     (c)  All actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Security Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the
          Collateral have been made or obtained.

     (d)  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Security
          Interests purported to be created in favor of the Security Agent hereunder or (ii) the exercise by the Security Agent of any rights or remedies in respect of the Collateral, including voting rights
          (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (b) above, (B) recordation of the Security
          Interests granted herein in Intellectual Property and (C) as may be required in connection with the disposition of any Investment Property by laws generally affecting the offering and sale of securities.

     (e)  All filing or recording fees and taxes payable in connection with the filings and recordings described in clauses (b) and (d) above have been or promptly will be paid by such Grantor.

SECTION 3.4 SECURITY INTERESTS

The Security Interests constitute (a) legal and valid security interests in all
Collateral securing the payment and performance of the Secured Obligations and
(b) subject to the completion of the filings described in Section 3.3 and to value being given, perfected Security Interests in all Collateral (i) in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States or any other country pursuant to the UCC or other applicable law in such jurisdictions and
(ii) having the priorities described in Section 2.2. Subject to Sections 2.1 and
2.2 and the Intercreditor Agreement, the Security Interests are and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

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SECTION 3.5 ACCOUNTS RECEIVABLE

No Accounts Receivable constituting Collateral are evidenced by, or constitute, an Instrument or Chattel Paper that has not been delivered to, or otherwise subjected to the control of, the Security Agent to the extent required by, and in accordance with Section 4.6.

SECTION 3.6 PLEDGED COLLATERAL, DEPOSIT ACCOUNTS

     (a)  Schedule 3.6 sets forth under the headings "Securities Accounts" and
          "Commodity Accounts," respectively, all of the Securities Accounts and
          Commodity Accounts in which such Grantor has an interest. Such Grantor is the sole entitlement holder of each such Securities Account and
          Commodity Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Security Agent pursuant to this Agreement) having "control" (as defined in Sections 8-106 and
          9-106 of the UCC) over, or any other interest in, any such Securities
          Account or Commodity Account or any Securities or other property credited thereto.

     (b)  Schedule 3.6 sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which such Grantor has an interest and such
          Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any
          Person (other than the Security Agent pursuant to this Agreement)
          having "control" (as defined in Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

     (c)  Schedule 3.6 sets forth under the heading "Pledged Notes" all of the
          Pledged Notes.

     (d)  Such Grantor has taken (or will take within twenty days) all actions necessary or desirable, including those specified in Section 4.7, to:

          (i)  establish the Security Agent's "control" (as defined in Sections
               8-106 and 9-106 of the UCC) over any portion of the Investment
               Property constituting Securities Accounts, Securities
               Entitlements, Commodity Accounts or Commodity Contracts and all
               Pledged Collateral held by a Securities Intermediary or by a
               Commodity Intermediary are held in Control Accounts;

          (ii) establish the Security Agent's "control" (as defined in of
               Section 9-104 of the UCC) over all Deposit Accounts (other than
               Excluded Deposit Accounts) and ensure that all Deposit Accounts
               (other than Excluded Deposit Accounts) of any such Grantor are governed by Deposit Account Control Agreements.

     (e)  Schedule 3.6 sets forth under the heading "Pledged Stock, Pledged
          Partnership Interests and Pledged LLC Interests," respectively, all
          Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests
          of such Grantor. The Pledged Stock, Pledged Partnership Interests and
          Pledged LLC Interests pledged hereunder by each Grantor constitutes, as of the date hereof, that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule
          3.6 under the heading "Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests." Schedule 3.6 identifies any such Pledged
          Stock, Pledged Partnership Interests or Pledged LLC Interests that are represented by Certificated Securities.

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     (f)  All of the Pledged Stock, Pledged Partnership Interests and Pledged
          LLC Interests have been duly and validly issued and are fully paid and nonassessable.

     (g)  No Person other than the Security Agent has "control" (as defined in
          Sections 8-106 and 9-106 of the UCC) over any Pledged Collateral of such Grantor and, other than the Pledged Partnership Interests and the
          Pledged LLC Interests that constitute General Intangibles, there is no
          Pledged Collateral other than (i) Pledged Collateral that is represented by Certificated Securities or Instruments that are (or will be, in accordance with paragraph (h) below) in the possession of the Security Agent and (ii) Pledged Collateral held in a Control
          Account.

     (h)  All Pledged Collateral consisting of Certificated Securities or
          Instruments (together with any stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Security
          Agent) has been delivered to the Security Agent or will be delivered to the Security Agent within 15 days of the date of this Agreement.

     (i)  There are no restrictions on transfer in the LLC Agreement governing any Pledged LLC Interests and the Partnership Agreement governing any
          Pledged Partnership Interests or any other agreement relating to the foregoing which would limit or restrict (i) the grant of a security interest in the Pledged LLC Interests or the Pledged Partnership
          Interests, (ii) the perfection of such security interest or (iii) the exercise of remedies in respect of such perfected security interest in the Pledged LLC Interests and the Pledged Partnership Interests, in
          each case as contemplated by this Agreement.

     (j)  Each of the Pledged Notes constitutes the legal and valid obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

SECTION 3.7 LETTER OF CREDIT RIGHTS

     (a)  Schedule 3.7 sets forth a true and complete list of all letters of credit under which such Grantor is the beneficiary.

     (b)  Such Grantor has obtained the consent of each issuer of any letter of credit to the assignment of the Proceeds of the letter of credit to the Security Agent.

SECTION 3.8 INTELLECTUAL PROPERTY

     (a)  Schedule 3.8 sets forth a true and complete list of (i) all material
          United States, state and foreign registrations of and applications for
          Patents, Trademarks, and Copyrights owned by such Grantor and (ii) all material Patent Licenses, Trademark Licenses and Copyright Licenses
          material to the business of such Grantor separately identifying that owned by such Grantor and that licensed to such Grantor.

     (b)  All registrations and applications for Copyrights, Patents and
          Trademarks are standing in the name of such Grantor, and none of the
          Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by such Grantor to any affiliate or third party, except as disclosed in Schedule 3.8.

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     (c)  True, complete and correct copies of short-form security agreements substantially in the form of Exhibit G containing a description of all
          Collateral consisting of Patents, registered Trademarks and registered
          Copyrights have been delivered to the Security Agent for recording in the United States Patent and Trademark Office and the United States
          Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section
          1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other appropriate jurisdiction, to protect the validity of and to establish a legal, valid and perfected Security Interest in favor of the Security Agent (for the benefit of the Secured Parties) having the priorities described in Section 2.2 in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the
          United States or any other country, and no further or subsequent filing, recording or registration is necessary (other than such actions as are necessary to perfect the Security Interests with respect to any Collateral consisting of Patents, Trademarks and
          Copyrights (or registration or application for registration thereof)
          acquired or developed after the date hereof).

SECTION 3.9 COMMERCIAL TORT CLAIMS

Schedule 3.9 sets forth a description of all Commercial Tort Claims of such
Grantor.

SECTION 3.10 ASSIGNED AGREEMENTS

Schedule 3.10 sets forth a description of each Assigned Agreement.

                                    SECTION 4
                                    COVENANTS

SECTION 4.1 CHANGE OF NAME; LOCATION OF COLLATERAL; PLACE OF BUSINESS

Unless a Grantor has given the Security Agent at least 20 days prior written notice, such Grantor will not change (i) its name, (ii) its jurisdiction of organization or other "location" (as defined in Section 9-307 of the UCC), (iii)
the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iv) its identity or organizational structure or (v) its organizational identification number or federal taxpayer identification number. Each Grantor agrees to cooperate with the Security Agent in making all filings that are required in order for the
Security Agent to continue at all times following such change to have a legal, valid and perfected Security Interest in all the Collateral having the priorities described in Section 2.2, except for Collateral subject to Permitted
Liens. Each Grantor agrees promptly to notify the Security Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

SECTION 4.2 PERIODIC CERTIFICATION

Annually, at the time of delivery by Allied to the Security Agent under the
Facility Agreement of the consolidated audited statutory financial statements of
Allied for each financial year and from time to time as requested by the
Security Agent following the occurrence of an Event of Default, each Grantor

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shall deliver to the Security Agent a Security Supplement, together with all supplements to Schedules hereto or a written confirmation executed and delivered by a financial officer of such Grantor confirming that there has been no change in the information provided herein since the date of the execution and delivery of this Agreement or the date of the most recent Security Supplement or written confirmation delivered pursuant to this Section 4.2.

SECTION 4.3 PROTECTION OF SECURITY

Each Grantor shall, at its own cost and expense, take any and all actions necessary or desirable to defend title to the Collateral and to defend the
Security Interest of the Security Agent in the Collateral and the priority thereof against any Lien (except Permitted Liens) against all Persons. No
Grantor shall take or permit to be taken any action that could impair the
Security Agent's rights in the Collateral.

SECTION 4.4 INSURANCE

Each Grantor will, at its own expense, maintain or cause to be maintained insurance covering physical loss or damage Collateral in accordance with the
Facility Agreement. Each Grantor irrevocably makes, constitutes and appoints the
Security Agent (and all officers, employees or agents designated by the Security
Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, after the occurrence of an Enforcement Event, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the Proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. Each Grantor shall cause all such insurance to (A) name the Security Agent and the Lenders as additional insureds under all liability policies and (B) name the Security Agent on behalf of the Secured Parties as loss payee under all casualty policies. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Security Agent may, without waiving or releasing any obligation or liability of such Grantor hereunder or without waiving any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Security Agent deems advisable. All sums disbursed by the Security Agent in connection with this Section 4.4, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Security Agent and shall constitute additional
Secured Obligations secured hereby.

SECTION 4.5 EQUIPMENT AND INVENTORY

     (a)  Each Grantor hereby covenants and agrees that it shall not deliver any
          Document evidencing any of its Equipment or Inventory to any Person other than the issuer of such Document to claim the Goods evidenced thereby or the Security Agent.

     (b)  Each Grantor hereby covenants and agrees that such Grantor shall not permit any Equipment, Inventory or other Goods of such Grantor having a value greater than $100,000, individually, or $500,000, in the aggregate, to be in the possession or control of any third party
          (including warehousemen, bailees, agents or processors) at any time, unless such third party shall have been notified of the Security
          Agent's Security Interest and shall have acknowledged and agreed in writing to hold such Equipment, Inventory

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          or other Goods subject to the Security Interest and the instructions of the Security Agent and to waive and release any Lien held by it with respect to such Equipment, Inventory or other Goods, whether arising by operation of law or otherwise.

     (c)  Each Grantor hereby covenants and agrees that with respect to any item of such Grantor's Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a Security Interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Security
          Agent, such Grantor shall (i) provide information with respect to any such Equipment, (ii) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the Security Interest created hereunder on such certificate of title, and (iii) promptly deliver to the Security Agent copies of all such applications or other documents so filed and copies of all such certificates of title so issued during each calendar quarter indicating the Security Interest created hereunder in the items of Equipment covered thereby.

SECTION 4.6 ACCOUNTS RECEIVABLE

     (a)  Each Grantor hereby covenants and agrees that it shall keep and maintain at its own cost and expense satisfactory and complete records of its Accounts Receivable, including the originals of all documentation with respect to its Accounts Receivable and records of all payments received and all credits granted on such Accounts
          Receivable, all merchandise returned and all other dealings therewith.

     (b)  Each Grantor hereby covenants and agrees that it shall mark conspicuously, in form and manner reasonably satisfactory to the
          Security Agent, all Chattel Paper, Instruments and other items evidencing Accounts Receivable (other than any delivered to the
          Security Agent as provided herein), as well as the related Accounts
          Receivable Records, with an appropriate reference to the fact that such Accounts Receivable have been collaterally assigned to the
          Security Agent for the benefit of the Secured Parties and that the
          Security Agent has a Security Interest therein.

     (c)  Each Grantor hereby covenants and agrees that other than in the ordinary course of business as generally conducted by it on and prior to the date hereof and consistent with its sound business judgment, and except as otherwise provided in subsection (d) below, no Grantor shall (i) grant any extension or renewal of the time of payment of any
          Accounts Receivable, (ii) compromise, compound or settle any dispute, claim or legal proceeding with respect to any Accounts Receivable for less than the total unpaid balance thereof, or release, wholly or partially, any Person liable for the payment thereof, (iii) allow any credit or discount whatsoever thereon or (iv) amend, supplement or modify any Account in any manner that could materially adversely affect the value thereof.

     (d)  (i) Each Grantor hereby covenants and agrees that except as otherwise provided in this subsection, such Grantor shall continue to collect all amounts due or to become due to such Grantor under its Accounts
          Receivable and any Supporting Obligation and diligently exercise each material right it may have under such Accounts Receivable, any

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          Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such
          Grantor shall take such action as such Grantor or the Security Agent may deem necessary or advisable. (ii) Notwithstanding the foregoing, the Security Agent shall have the right at any time following the occurrence of an Enforcement Event to notify, or require any Grantor to notify, any Account Debtor of the Security Agent's Security
          Interest in the Accounts Receivable and any Supporting Obligation and
          the Security Agent may: (A) direct the Account Debtors under any
          Accounts Receivable to make payment of all amounts due or to become due to any Grantor thereunder directly to the Security Agent, (B)
          notify, or require a Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any
          Accounts Receivable have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Security Agent and (C) enforce, at the expense of any Grantor, collection of any such Accounts Receivable and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Security Agent notifies a Grantor that it has elected to collect the Accounts Receivable in accordance with the preceding sentence, any payments of Accounts Receivable received by such Grantor shall be forthwith (and in any event within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Security Agent or in blank, if required, in a Cash Collateral
          Account maintained under the sole dominion and control of the Security
          Agent, and until so turned over, all amounts and Proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts Receivable, any Supporting Obligation or Collateral
          Support shall be received in trust for the benefit of the Security
          Agent hereunder and shall be segregated from other funds of such
          Grantor and the Grantor shall not adjust, settle or compromise the amount or payment of any Accounts Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

     (e)  Each Grantor hereby covenants and agrees that it shall use its best efforts to keep in full force and effect any Supporting Obligation or
          Collateral Support relating to its Accounts Receivable.

     (f)  If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account in excess of $100,000, to the extent permissible under the document granting a security interest, such
          Grantor shall promptly assign such security interest to the Security
          Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other
          Person granting the security interest.

     (g)  With respect to any Accounts Receivable in excess of $100,000 individually or $500,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper, each Grantor shall cause each originally executed copy thereof to be delivered to the Security Agent (or its agent or designee) appropriately indorsed to the Security Agent or indorsed in blank: (i)

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                                      -22-

          with respect to any such Accounts Receivable in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Accounts Receivable hereafter arising, immediately, and in any event within ten days of such Grantor acquiring rights therein. With respect to any Accounts Receivable in excess of $100,000 individually or $500,000 in the aggregate that constitutes "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Security Agent "control" (as defined in Section
          9-105 of the UCC) over such Accounts Receivable (x) with respect to any such Accounts Receivable in existence on the date hereof, on or prior to the date hereof and (y) with respect to any such Accounts
          Receivable hereafter arising, within ten days of such Grantor acquiring rights therein. Any Accounts Receivable not otherwise required to be delivered or subjected to the control of the Security
          Agent in accordance with this Section 4.6 shall be delivered or subjected to such control upon request of the Security Agent.

SECTION 4.7 PLEDGED COLLATERAL, DEPOSIT ACCOUNTS

     (a)  Each Grantor hereby covenants and agrees that, without the prior written consent of the Security Agent, which shall not be unreasonably withheld, delayed or conditioned, it shall not vote or take any other action to amend or terminate any Partnership Agreement, LLC Agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such
          Grantor with respect to any Pledged Collateral or adversely affects the validity, perfection or priority of the Security Agent's Security
          Interests.

     (b)  Each Grantor will cause any Indebtedness held by such Grantor having a principal amount greater than $100,000 (other than Investment Property held through a Securities Intermediary) to be evidenced by a duly executed promissory note, bond, debenture or similar instrument that is pledged and delivered to the Security Agent pursuant to the terms hereof and duly indorsed to the order of the Security Agent or in blank.

     (c)  Each Grantor hereby covenants and agrees that, in the event it establishes or acquires rights in any Pledged Collateral or Deposit
          Accounts after the date hereof, it shall deliver to the Security Agent a completed Security Supplement together with all supplements to
          Schedules hereto, reflecting such new Pledged Collateral or Deposit
          Accounts and all other Pledged Collateral or Deposit Accounts.
          Notwithstanding the foregoing, it is understood and agreed that the
          Security Interests of the Security Agent shall attach to all Pledged
          Collateral and Deposit Accounts immediately upon such Grantor's acquisition of rights therein and shall not be affected by the failure of such Grantor to deliver a supplement to Schedule 3.6 as required hereby.

     (d)  Each Grantor hereby covenants and agrees that it shall enforce all of its rights with respect to any Pledged Collateral and Deposit
          Accounts.

     (e)  Each Grantor agrees that with respect to any Pledged Collateral or
          Deposit Accounts hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.7(e) immediately, and in any event within ten days of such Grantor acquiring rights therein, in each case in form and substance satisfactory to the Security Agent.

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          (i)   With respect to any Pledged Collateral consisting of Securities
                Accounts, Securities Entitlements, Commodity Accounts or
                Commodity Contracts it shall cause the Securities Intermediary or Commodity Intermediary as applicable maintaining such
                Securities Account, Securities Entitlement or Commodity Account
                to enter into a Control Agreement.

          (ii)  With respect to any Deposit Account (other than any Excluded
                Deposit Account), it shall cause the depositary institution maintaining such account to enter into a Deposit Account Control
                Agreement. With respect to any Excluded Deposit Account, no
                Grantor shall accumulate or maintain cash in such account as of any date of determination in excess of checks outstanding
                against such account as of that date and amounts necessary to meet minimum balance requirements for such account.

          (iii) With respect to any Pledged Collateral constituting Certificated
                Securities and any Instruments acquired or pledged after the date hereof, it shall deliver or cause to be delivered to the
                Security Agent all such Certificated Securities and Instruments, stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Security Agent and all such instruments and documents as the Security Agent may
                reasonably request in order to give effect to the pledge granted hereby.

          (iv)  If any issuer of any Pledged Collateral is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be requested by the
                Security Agent, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the Security
                Interests of the Security Agent.

          (v)   Upon the occurrence and during the continuance of an Enforcement
                Event, the Security Agent shall have the right, without notice to the Grantors, to transfer all or any portion of the Pledged
                Collateral to its name or the name of its nominee or agent. In addition, the Security Agent shall have the right at any time, without notice to the Grantors, to exchange any certificates or
                Instruments representing any Investment Property for
                certificates or Instruments of smaller or larger denominations.

     (f)  VOTING AND DISTRIBUTIONS

          (i)   So long as no Enforcement Event shall have occurred and be continuing:

                (A) except as otherwise provided in this Section 4.7 or
                    elsewhere herein or in the Facility Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the
                    Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Facility
                    Agreement or the other Finance Documents; provided, however, that such Grantor will not be entitled to exercise any such right if the result thereof could

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                    materially and adversely affect the rights inuring to a
                    holder of the Pledged Collateral or the rights and remedies of any of the Secured Parties under this Agreement, the
                    Facility Agreement or any other Finance Document or the
                    ability of the Secured Parties to exercise the same;

                (B) the Security Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all
                    proxies and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such
                    Grantor to exercise the voting and other consensual rights when and to the extent that it is entitled to exercise the same pursuant to clause (f)(i)(A) above and to receive the cash Dividends that it is entitled to receive pursuant to
                    clause (f)(i)(C) below; and

                (C) each Grantor shall be entitled to receive and retain any and all cash Dividends, interest, principal, distributions,
                    Securities or other property paid on the Pledged Collateral to the extent and only to the extent that such cash
                    Dividends, interest, principal, distributions, Securities or other property are permitted by, and otherwise paid in
                    accordance with, the terms and conditions of the Facility
                    Agreement, the other Finance Documents and applicable laws.
                    All noncash Dividends, interest, principal, distributions,
                    Securities or other property, and all Dividends, interest, principal, distributions, Securities or other property paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital,
                    capital surplus or paid-in surplus, and all other
                    distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged
                    Collateral, whether paid or payable in cash or otherwise,
                    whether resulting from a subdivision, combination or
                    reclassification of the outstanding Stock of the issuer of any Pledged Collateral or received in exchange for Pledged
                    Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or
                    other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral
                    without any further action. Such Grantor shall immediately take all steps, if any, required, necessary or desirable to ensure the validity, perfection, priority and, if
                    applicable, "control" (as defined in Article 8 or Article 9 of the UCC, as applicable) of the Security Agent over such
                    Dividends, interest, principal, distributions, Securities or other property (including delivery thereof to the Security
                    Agent) and pending any such action such Grantor shall be
                    deemed to hold such Dividends, interest, principal,
                    distributions, Securities or other property in trust for the benefit of the Security Agent and shall be segregated from all other property of such Grantor.

          (ii)  Upon the occurrence and during the continuance of an Enforcement
                Event:

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                (A) all rights of the Grantors to exercise or refrain from exercising the voting and other consensual rights that they would otherwise be entitled to exercise pursuant hereto
                    shall cease and all such rights shall thereupon become
                    vested in the Security Agent who shall thereupon have the
                    sole right to exercise such voting and other consensual
                    rights provided that, subject to the terms of the Facility
                    Agreement, the Security Agent shall have the right from time to time following the occurrence of an Enforcement Event to permit the Grantors to exercise such rights;

                (B) in order to permit the Security Agent to exercise the voting and other consensual rights that it may be entitled to
                    exercise pursuant hereto and to receive all Dividends,
                    interest and other distributions that it may be entitled to receive hereunder: (1) the Grantors shall promptly execute and deliver (or cause to be executed and delivered) to the
                    Security Agent all proxies, Dividend payment orders and
                    other instruments as the Security Agent may from time to
                    time reasonably request and (2) each Grantor acknowledges
                    that the Security Agent may utilize the power of attorney
                    set forth in Section 6; and

                (C) all rights of the Grantors to Dividends, interest or
                    principal that any Grantor is authorized to receive pursuant to clause (f)(i)(C) above shall cease, and all such rights shall thereupon become vested in the Security Agent, which shall have the sole and exclusive right and authority to
                    receive and retain such Dividends, interest or principal.

After all Enforcement Events have been rescinded, each Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of clause (f)(i) above.

SECTION 4.8 LETTER-OF-CREDIT RIGHTS

Each Grantor hereby covenants and agrees that with respect to any letter of credit issued to such Grantor after the date hereof it shall obtain the consent of the issuer thereof to the assignment of the Proceeds of the letter of credit to the Security Agent and shall deliver to the Security Agent a completed
Security Supplement, together with all supplements to Schedule 3.7 hereto, describing such letter of credit.

SECTION 4.9 INTELLECTUAL PROPERTY

     (a)  In the event that any Grantor, either itself or through any agent, employee, licensee or designee, shall file an application for any material Patent, Trademark or Copyright (or for the registration of any material Trademark or Copyright) with the United States Patent and
          Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall promptly (but in no event more than 30 days after such Grantor obtains knowledge thereof) inform the Security Agent and deliver to the
          Security Agent a completed Security Supplement together with all supplements to Schedules hereto, upon request of the Security Agent, execute and deliver any and all

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          agreements, instruments, documents and papers as the Security Agent may reasonably request to evidence the Security Agent's Security
          Interest in such Patent, Trademark or Copyright. Each Grantor hereby appoints the Security Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

     (b)  Upon the occurrence and during the continuance an Enforcement Event, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License,
          Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Security
          Agent or its designee.

SECTION 4.10 COMMERCIAL TORT CLAIMS

Each Grantor hereby covenants and agrees that with respect to any Commercial
Tort Claim arising after the date hereof it shall deliver to the Security Agent a completed Security Supplement, together with all supplements to Schedules hereto, reflecting such new Commercial Tort Claims.

SECTION 4.11 ASSIGNED AGREEMENTS

     (a)  Upon the occurrence and during the continuance an Enforcement Event, each Grantor shall, upon the request of the Security Agent, make such demands and requests for information and reports or for action under each Assigned Agreement as the Grantor is entitled to make under such
          Assigned Agreement.

     (b)  No Grantor shall, except as specifically permitted by the Facility
          Agreement, take any action in connection with any Assigned Agreement that would impair the Security Interests of the Security Agent, for the benefit of the Secured Parties in such Assigned Agreement.

                                    SECTION 5
               ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
                               ADDITIONAL GRANTORS

SECTION 5.1 FURTHER ASSURANCES

     (a)  Each Grantor agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents and take all further action, that may be necessary or desirable, or that the Security Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any
          Security Interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor shall:

          (i)   execute, acknowledge, deliver and cause to be duly filed all such further instruments, documents, endorsements, powers of attorney or notices, and take all such actions as may be
                necessary or desirable, or as the Security Agent may from time to time reasonably request, to preserve, protect and perfect the
                Security Interests and the rights and remedies created hereby, including the

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                payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the
                Security Interests and the filing of any financing statements
                (including fixture filings) or other documents in connection herewith or therewith;

          (ii)  take all actions necessary or desirable to ensure the recordation of appropriate evidence of the Security Interests granted hereunder in the Intellectual Property with any
                intellectual property registry in which said Intellectual
                Property is registered or in which an application for
                registration is pending, including the United States Patent and
                Trademark Office, the United States Copyright Office, the
                various Secretaries of State, and the foreign counterparts of any of the foregoing;

          (iii) at the Security Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the
                Security Agent's Security Interests in all or any material part of the Collateral.

     (b)  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Security Agent, with prompt notice thereof to such
          Grantor, to supplement this Agreement by supplementing the Schedules hereto or adding additional schedules hereto to identify specifically any asset or item that constitutes Copyrights, Licenses, Patents or
          Trademarks; provided, however, that such Grantor shall have the right, exercisable within 10 days after notice by the Security Agent with respect to such Collateral, to advise the Security Agent in writing of any inaccuracy of the representations and warranties made by such
          Grantor hereunder with respect to such Collateral.

     (c)  Each Grantor hereby authorizes the Security Agent to file a Record or
          Records, including financing statements, continuation statements and, in each case, amendments thereto, in all jurisdictions and with all filing offices as the Security Agent may determine, in its sole discretion, are necessary or advisable to perfect the Security
          Interests granted to the Security Agent herein, without the signature of such Grantor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as the Security Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interests in the Collateral granted to the
          Security Agent herein, including describing such property as "all assets" or "all personal property." Each Grantor agrees that a photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     (d)  Each Grantor shall, through compliance with the covenants contained herein and through any other actions that may be necessary or desirable, continuously maintain from the date made the truthfulness and accuracy of every representation, warranty and certification made herein until the termination of this Agreement by its terms.

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SECTION 5.2 ADDITIONAL GRANTORS

From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR") by executing a Joinder Agreement. Upon delivery of any such Joinder Agreement to the Security Agent, notice of which is hereby waived by Grantors, each
Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Security Agent not to cause any Subsidiary of Allied to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other
Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 5.3 LANDLORD WAIVER

Each Grantor agrees that it shall use its best efforts to enter into a landlord lien waiver and access agreement in respect of each of the leased premises listed on Schedule 3.2 hereto where Collateral is located.

                                    SECTION 6
                    SECURITY AGENT APPOINTED ATTORNEY-IN-FACT

SECTION 6.1 POWER OF ATTORNEY

     (a)  Each Grantor hereby irrevocably makes, constitutes and appoints the
          Security Agent (and all officers, employees or agents designated by the Security Agent) as such Grantor's true and lawful agent and attorney-in-fact, with full authority in the place and stead of such
          Grantor and in the name of such Grantor, the Security Agent or otherwise, from time to time in the Security Agent's discretion, to take any action and to execute any instrument that the Security Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including the following:

          (i)   upon the occurrence and during the continuance of an Enforcement
                Event,

                (A) to receive, endorse, assign, collect and deliver any and all notes, acceptances, checks, drafts, money orders or other
                    instruments, documents and Chattel Paper or other evidences of payment relating to the Collateral;

                (B) to ask for, demand, collect, sue for, recover, compound, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;

                (C) to sign the name of such Grantor on any invoice or Document relating to any of the Collateral;

                (D) to send verifications of Accounts Receivable to any Account
                    Debtor;

                (E) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent
                    jurisdiction to collect or

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                    otherwise realize on all or any of the Collateral or to
                    enforce any rights in respect of any Collateral;

                (F) to settle, compromise, compound, adjust or defend any
                    claims, actions, suits or proceedings relating to all or any of the Collateral;

                (G) to notify, or to require such Grantor to notify, Account
                    Debtors to make payment directly to the Security Agent; and

                (H) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the
                    Collateral;

          (ii)  to prepare and file Records (including UCC financing statements)
                as further described in Section 5.1(b);

          (iii) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the Security Interest granted herein in the Intellectual Property Collateral in the name of such Grantor as assignor;

          (iv)  to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this
                Agreement, including to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened
                against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the
                Security Agent in its sole discretion, any such payments made by the Security Agent to become obligations of the such Grantor to the Security Agent, due and payable immediately without demand;
                and

          (v)   generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Security Agent were the absolute owner thereof for all purposes, and to do, at the Security
                Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Security Agent deems reasonably necessary to protect, preserve or realize upon the
                Collateral and the Security Agent's Security Interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     (b)  Notwithstanding anything in this Section 6.1 to the contrary, the
          Security Agent agrees that it will not exercise any rights under the power of attorney provided for in Section 6.1(a)(i) or (v) unless an
          Enforcement Event has occurred and is continuing.

SECTION 6.2 NO DUTY ON THE PART OF SECURITY AGENT OR SECURED PARTIES

Notwithstanding any other provision of this Agreement, nothing herein contained shall be construed as requiring or obligating the Security Agent or any other
Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Security Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Security Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or

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offset in favor of any Grantor or to any claim or action against the Security
Agent or any Secured Party. It is understood and agreed that the appointment of the Security Agent as the agent and attorney-in-fact of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Finance Document with respect to the
Collateral or any part thereof or impose any obligation on the Security Agent or any Secured Party to proceed in any particular manner with respect to the
Collateral or any part thereof, or in any way limit the exercise by the Security
Agent or any Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Finance
Document, by law or otherwise. The Security Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                    SECTION 7
                                    REMEDIES

SECTION 7.1 REMEDIES UPON ENFORCEMENT EVENT

Upon the occurrence and during the continuance of an Enforcement Event, the
Security Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law, and also may pursue any of the following separately, successively or simultaneously:

     (a)  with respect to any Collateral consisting of Intellectual Property, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any or all of such Collateral by the applicable
          Grantors to the Security Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Security Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained);

     (b)  require a Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Security Agent forthwith, assemble all or part of the Collateral as directed by the Security
          Agent and make it available to the Security Agent at a place to be designated by the Security Agent that is reasonably convenient to both parties;

     (c)  with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and to enter without breach of the peace any premises owned or leased by the
          Grantors where the Collateral may be located for the purpose of taking possession of or removing the Collateral;

     (d)  prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Security Agent deems appropriate;

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     (e)  exercise dominion and control over, issue a Notice of Sole Control (as defined in the applicable Deposit Account Control Agreement or Control
          Account Agreement) with respect to and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any Cash Collateral Account maintained with the
          Security Agent constituting part of the Collateral, it being acknowledged by the Security Agent that a Notice of Sole Control (as defined in the applicable Deposit Account Control Agreement or Control
          Account Agreement) will be issued by the Security Agent only upon the occurrence and during the continuance of an Enforcement Event;

     (f)  without prior notice except as specified below, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or at any broker's board or on any securities exchange, at any of the Security Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Security Agent may deem commercially reasonable; provided that (i) the Security Agent shall be authorized at any such sale (if it deems it advisable to do
          so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, (ii) upon consummation of any such sale the Security Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold,
          (iii) each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any
          Grantor, and (iv) each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted; and

     (g)  with respect to any Collateral consisting of Assigned Agreements, the
          Security Agent may (in addition to any rights the Security Agent may have under Section 4.9) notify or require a Grantor to notify any counterparty to any Assigned Agreement to make all payments thereunder directly to the Security Agent.

The Security Agent or any Secured Party may be the purchaser of any or all of the Collateral at any sale thereof and the Security Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Security Agent at such sale.

Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Allied, addressed as set forth in the notice provisions of the Facility Agreement, at least twenty days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion

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thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times during ordinary business hours and at such place or places as the Security Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Security Agent may (in its sole and absolute discretion)
determine. The Security Agent shall not be obligated to make any sale of any
Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Security Agent until the sale price is paid by the purchaser or purchasers thereof, but the Security Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Security Agent shall be free to carry out such sale pursuant to such agreement and the Grantors shall not be entitled to the return of the
Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Security Agent shall have entered into such an agreement all Events of
Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the
Security Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Each Grantor hereby waives any claims against the Security Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the
Security Agent accepts the first offer received and does not offer such
Collateral to more than one offeree.

If the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the entire outstanding amount of the Secured Obligations, the Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Security Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Security Agent, that the Security Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantors, and the Grantors hereby waive and agree not to assert any defenses in an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured
Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Security Agent hereunder.

The Security Agent may sell the Collateral without giving any warranties as to the Collateral. The Security Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

The Security Agent shall have no obligation to marshal any of the Collateral.

A07164677/5.0/13 Dec 2006

                                      -33-

SECTION 7.2 INTELLECTUAL PROPERTY

For the purpose of enabling the Security Agent to exercise rights and remedies under this Section at such time as the Security Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Security
Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademark, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Such license to the
Security Agent may be exercised, at the option of the Security Agent, upon the occurrence and during the continuance of an Enforcement Event; provided that any license, sub-license or other transaction entered into by the Security Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent rescission of an Enforcement Event.

SECTION 7.3 APPLICATION OF PROCEEDS

The Security Agent shall apply the Proceeds of any collection or sale of the
Collateral as provided in the Facility Agreement. Subject to the terms of the
Facility Agreement, the Security Agent shall have absolute discretion as to the time and manner of application of any such Proceeds. Upon any sale of the
Collateral by the Security Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Security Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Security Agent or such officer or be answerable in any way for the misapplication thereof. Any Proceeds received by the Grantor shall be held in trust for and forthwith paid over to the Security Agent. All Proceeds received by the Security Agent hereunder shall be held by the Security Agent in a Cash Collateral Account. All Proceeds while held by the Security Agent (or by such Grantor in trust for the Security Agent) shall continue to be held by the
Security Agent (for itself and for the benefit of the Secured Parties) as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Facility Agreement.

SECTION 7.4 SECURITIES ACT, ETC.

Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Security Agent if the Security
Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Security Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable
Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Security Agent may, with respect to any sale of the Pledged
Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Security Agent, in its sole and absolute discretion exercised in good faith, (a) may proceed to make such a sale whether or

A07164677/5.0/13 Dec 2006

                                      -34-

not a registration statement for the purpose of registering such Pledged
Collateral or part thereof shall have been filed under the Federal Securities
Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the
Security Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Security Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 7.4 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices might exceed substantially the price at which the Security Agent sells.

                                   SECTION 8
                  STANDARD OF CARE; SECURITY AGENT MAY PERFORM

The powers conferred on the Security Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any
Collateral in its possession and the accounting for moneys actually received by it hereunder, the Security Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of
Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Security Agent accords its own property.
Neither the Security Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or otherwise. If any Grantor fails to perform any agreement contained herein, the Security Agent may itself perform, or cause performance of, such agreement, and the expenses of the Security Agent incurred in connection therewith shall be payable by such Grantor in accordance with the
Facility Agreement.

                                   SECTION 9
                                 MISCELLANEOUS

SECTION 9.1 NOTICES

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the notice provisions of the Facility Agreement.

SECTION 9.2 SECURITY INTERESTS ABSOLUTE

All rights of the Security Agent hereunder, the Security Interests and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Facility
Agreement, any other Finance Document, any agreement with respect to any of the
Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured

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                                      -35-

Obligations, or any other amendment or waiver of or any consent to any departure from the Facility Agreement, any other Finance Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any Security Document or guarantee securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantors in respect of the Secured Obligations or this Agreement (other than the indefeasible payment in full in cash of the Secured Obligations).

SECTION 9.3 SURVIVAL OF AGREEMENT

All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of any extensions of credit, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this
Agreement shall terminate.

SECTION 9.4 BINDING EFFECT

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Grantor may assign, or otherwise transfer any of its rights or obligations hereunder or any interest in the Collateral (and any such assignment, or transfer shall be null and void) except as expressly contemplated by this Agreement or any Facility Agreement.

SECTION 9.5 SUCCESSORS AND ASSIGNS

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party;
and all covenants, promises and agreements by or on behalf of the Grantors or the Security Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 9.6 SECURITY AGENT'S FEES AND EXPENSES; INDEMNIFICATION

     (a)  Each Grantor agrees to pay upon demand to the Security Agent the amount of (x) any and all reasonable out-of-pocket expenses, including the fees, disbursements and other charges of its counsel (including allocated costs of internal counsel and costs of settlement) and of any experts or agents, that the Security Agent may incur in connection with (i) the administration of this Agreement or (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral; and (y) any and all out-of-pocket expenses, including the fees, disbursements and other charges of its counsel (including allocated costs of internal counsel and costs of settlement) and of any experts or agents, that the Security Agent may incur in connection with (i) the exercise, enforcement or protection of any of the rights of the Security Agent hereunder or (ii) the failure of any Grantor to perform or observe any of the provisions hereof.

     (b)  Without limitation of its indemnification obligations under the other
          Finance Documents, Grantor agrees to indemnify the Security Agent and the other Indemnified Parties against, and hold each of them harmless from, any and all claims, damages, liabilities,

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                                      -36-

          obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including fees and disbursements of counsel to the Security Agent or any other
          Indemnified Party), which may be imposed on, incurred by or asserted against any such Indemnified Party in connection with or arising out of any investigation, litigation or proceeding, whether or not the
          Security Agent or any other Indemnified Party is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law, statute or regulation, securities or commercial law or regulation, or under common law or in equity, or in contract, tort or otherwise, in any manner relating to or arising out of this Agreement, or any act, event or transaction related or attendant to any thereof, or in connection with any investigation of any potential matter covered hereby (collectively, the "INDEMNIFIED
          MATTERS"); provided, however, that the Grantors shall not have any obligation under this Section 9.6(b) to the Security Agent or any other Indemnified Party with respect to any Indemnified Matter resulting primarily from the gross negligence or willful misconduct of the Security Agent or any other Indemnified Party, as determined by a court of competent jurisdiction in a final non appealable judgment or order.

     (c)  Any such amounts payable as provided hereunder shall constitute additional Secured Obligations secured hereby and by the other
          Security Documents. The provisions of this Section 9.6 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Finance Document, the consummation of the transactions contemplated hereby, the repayment of any of the
          Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Finance Document, or any investigation made by or on behalf of the Security Agent, any Lender, the Issuing
          Bank or any other Secured Party. All amounts due under this Section
          9.6 shall be payable on written demand therefor. Each Grantor agrees that any indemnification or other protection provided to any
          Indemnified Party pursuant to this Agreement shall (i) survive payment in full of the Secured Obligations and (ii) inure to the benefit of any Person who was at any time a Security Agent or Indemnified Party under this Agreement.

     (d)  Each Grantor agrees that neither the Security Agent nor any
          Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Obligor or any of their respective Subsidiaries or any of their equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Finance Documents, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Security Agent's or such Indemnified Party's gross negligence or willful misconduct. In no event, however, shall the Security Agent or any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages and each Grantor hereby waives, releases and agrees (for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

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                                      -37-

SECTION 9.7 GOVERNING LAW

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW.

SECTION 9.8 WAIVERS; AMENDMENT

     (a)  No failure on the part of the Security Agent to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the
          Security Agent hereunder and under the other Finance Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Finance Document or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

     (b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Security Agent and the Grantors, subject to any consent required in accordance with the Facility Agreement.

SECTION 9.9 WAIVER OF JURY TRIAL

EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING
DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER
LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED
ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO
REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY
OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK
TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER
THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.9.

SECTION 9.10 SEVERABILITY

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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                                      -38-

SECTION 9.11 EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts) each of which shall constitute an original but all of which taken together shall constitute a single contract.
This Agreement shall become effective when it shall have been executed by the
Security Agent and when the Security Agent shall have received counterparts hereof, that when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this
Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.12 SECTION TITLES

The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 9.13 JURISDICTION; CONSENT TO SERVICE OF PROCESS

     (a)  Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of New York State sitting in New York County and of the United
          States District Court for the Southern District of New York, and any
          appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New
          York State court or, to the fullest extent permitted by law, in such
          Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any Finance
          Document shall affect any right that the Security Agent or any other
          Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any Finance Document against the
          Grantors or any of their respective properties in the courts of any jurisdiction.

     (b)  Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or the other
          Finance Documents in any court referred to in paragraph (a) of this
          Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.14 TERMINATION

This Agreement and the Security Interests shall terminate when all Secured
Obligations then due and owing have been indefeasibly paid in full in cash, at which time the Security Agent shall execute and deliver to the Grantors, at the
Grantors' expense, all UCC termination statements, releases and similar

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                                      -39-

documents that the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements, releases or other documents pursuant to this Section 9.14 shall be without recourse to or warranty by the Security Agent. The Security Interests in any Collateral shall be automatically released in accordance with Section 7 of the Facility
Agreement.

                  [Remainder of page intentionally left blank]

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                                      -40-

IN WITNESS WHEREOF, the Grantors and the Security Agent have caused this
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ALLIED HEALTHCARE INTERNATIONAL INC., as Grantor

By: /S/ TIMOTHY MAXWELL AITKEN
    ------------------------------------
    Name:  Timothy Maxwell Aitken
    Title: Director

BARCLAYS BANK PLC, as Security Agent

By: /S/  GARY BRINE
    ------------------------------------
    Name:  Gary Brine
    Title: Associate Director

A07164677                                          Pledge and Security Agreement

                                  SCHEDULE 3.2
                      TO THE PLEDGE AND SECURITY AGREEMENT

                               NAMES AND LOCATIONS

                                      NAMES

                                                                   Jurisdiction of
                                                                  organization and
Grantor's correct             Previous            Additional       organizational
    legal name:                names:               names:     identification number:
------------------   --------------------------   ----------   ----------------------

Allied Healthcare    Transworld Healthcare, Inc   N/A          New York
International Inc.

                                    LOCATIONS

                                  Location of
 Grantor's        Location of       Accounts     Locations of   Locations of       Additional
  correct       chief executive    Receivable     Equipment        other            place of
legal name:          office         Records     and Inventory   Collateral:         business:
-------------   ---------------   -----------   -------------   --------------   --------------

Allied          555 Madison       555 Madison   555 Madison     33 Lowndes       33 Lowndes
Healthcare      Avenue,  New      Avenue,New    Avenue, New     Street, London   Street, London
International   York, NY          York, NY      York, NY        SW1X 9HX         SW1X 9HX
Inc.            10022             10022         10022           United           United
                                                                Kingdom          Kingdom

                       THIRD PERSONS POSSESSING COLLATERAL

Grantor's correct
    legal name:                     Persons possessing collateral:
------------------   -----------------------------------------------------------
Allied Healthcare    N/A
International Inc.

                 CHANGES IN IDENTITY OR ORGANIZATIONAL STRUCTURE

 Grantor's correct
    legal name:                   Description of structural changes:
------------------   -----------------------------------------------------------
Allied Healthcare    Completed an exchange/reorganization of certain interests,
International Inc.   as described more fully in its publicly-filed proxy
                     statement/prospectus, which closed July 25, 2002.

A07164677/5.0/13 Dec 2006

                                  SCHEDULE 3.3
                      TO THE PLEDGE AND SECURITY AGREEMENT

                                     FILINGS

Allied Healthcare International Inc.   New York Secretary of State

A07164677/5.0/13 Dec 2006

                                      -1-

                                  SCHEDULE 3.6
                      TO THE PLEDGE AND SECURITY AGREEMENT

                               Securities Accounts

None.

                               Commodity Accounts

None.

                                Deposit Accounts

Main operating account:

Bank of America
1185 6th Avenue
Third Floor
New York, NY 10036
Account #: 0023 6966 4279
ABA #: 026009593

Savings account:

Banc of America Securities LLC
1633 Broadway
27th Floor
New York, NY 10019
Account #: 224-52-86212-MMC

                                  Pledged Notes

Term Note from Allied Healthcare Group Holdings Limited (f/k/a Allied Healthcare
Group Limited) to Allied Healthcare International Inc. dated July __, 2004 in the original principal amount of $55,500,000 (the "TERM NOTE").

     Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests

                                                             NUMBER OF
      PLEDGOR                 ISSUER             CLASS    SHARES/INTEREST   % OF CLASS
------------------   -----------------------   --------   ---------------   ----------

Allied Healthcare    Allied Healthcare Group   Ordinary      5,488,112          65%
International Inc.   Holdings Limited

A07164677/5.0/13 Dec 2006

                                      -1-

                                  SCHEDULE 3.7
                      TO THE PLEDGE AND SECURITY AGREEMENT

                                LETTERS OF CREDIT

Name of Grantor                        Description of Letters of Credit

Allied Healthcare International Inc.   None.

A07164677/5.0/13 Dec 2006

                                       -2-

                                  SCHEDULE 3.8
                      TO THE PLEDGE AND SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

Copyrights           None.

Copyright Licenses   None.

Patents              None.

Patent Licenses      None.

Trademarks:

     Owned by Allied Healthcare International Inc.:

     SERIAL NUMBER   FILING DATE       WORD MARK
     -------------   -----------       ---------
     78699137        August 24, 2005   WE'LL LOOK AFTER YOU
     78699122        August 24, 2005   ALLIED HEALTHCARE INTERNATIONAL INC.
     78699114        August 24, 2005   ALLIED HEALTHCARE INTERNATIONAL INC.
     76382852        March 13, 2002    ALLIED HEALTHCARE INTERNATIONAL INC

Trademark Licenses      None.

Trade Secret Licenses   None.

A07164677/5.0/13 Dec 2006

                                       -3-

                                  SCHEDULE 3.9
                      TO THE PLEDGE AND SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

Grantor                                Commercial Tort Claim

Allied Healthcare International Inc.   None.

A07164677/5.0/13 Dec 2006

                                       -4-

                                  SCHEDULE 3.10
                      TO THE PLEDGE AND SECURITY AGREEMENT

                               ASSIGNED AGREEMENTS

Grantor      Description

Term Note.

Lease between Allied Healthcare International Inc. (f/k/a Transworld Healthcare,
Inc.) and Rodney Company N.V., Inc., dated May 27, 1997.

                                        5

                                    EXHIBIT A
                                       TO
                          PLEDGE AND SECURITY AGREEMENT
                                     FORM OF
                            CONTROL ACCOUNT AGREEMENT

                                                             December [__], 2006

[Name and Address

of Approved Securities

Intermediary]

Ladies and Gentlemen:

Reference is made to account no. [__________] maintained with you (the "APPROVED
SECURITIES INTERMEDIARY") by Allied Healthcare (the "GRANTOR") into which Assets
(as defined below) are received from time to time (the "Account"). The Grantor has entered into an Amended and Restated Facility Agreement, dated December [ ],
2006 (such agreement as amended, amended and restated, supplemented or otherwise modified from time to time, the "FACILITY AGREEMENT"), among the Grantor, Allied
Healthcare Holdings Limited, as the Original Borrower, and Barclays Bank PLC, as
security agent for the Secured Parties (as defined in the Facility Agreement referred to therein) (herein in such capacity, the "SECURITY AGENT").

In connection therewith, the Grantor hereby instructs you (the "APPROVED
SECURITIES INTERMEDIARY") to:

1    maintain the Account, as "________";

2    hold in the Account the assets, including all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the "ASSETS"), including without limitation those assets listed in Exhibit A attached hereto and made a part hereof;

3    provide to the Security Agent, with a duplicate copy to the Grantor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4    honor only the instructions or entitlement orders in regard to or in connection with the Account or other Assets given by an Authorized Officer of the Security Agent, without the consent of the Grantor or any other person or entity, except that until such time as the Security Agent gives a written notice to the Approved Securities Intermediary in the form of
     Exhibit B hereto (a "NOTICE OF EXCLUSIVE CONTROL") and after written revocation of such Notice of Exclusive Control by the Security Agent (on which notice the Approved Securities Intermediary may rely exclusively), the Grantor acting through an Authorized Officer may (a) exercise any voting rights that it may have with respect to any of the Assets, (b) give instructions or entitlement orders to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all

     regularly scheduled interest paid with respect to the Accounts or any other
     Assets ("PERMITTED WITHDRAWALS").

By its signature below, the Approved Securities Intermediary agrees to comply with the entitlement orders and instructions of an Authorized Officer of the
Security Agent under the circumstances described above (including without limitation any instructions with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Grantor or any other person (it being understood and agreed by the Grantor that the
Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security
Agreement or to determine whether or not an [Event of Default] [Enforcement
Event] has occurred). The Grantor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including any and all court costs and reasonable attorney's fees, that may result by reason of the Approved Securities
Intermediary complying with such instructions of the Security Agent. In the event that the Approved Securities Intermediary is sued or becomes involved in litigation as a result of complying with the above stated written instructions, the Grantor and the Security Agent agree that the Approved Securities
Intermediary shall be entitled to charge all out-of-pocket costs and fees it incurs in connection with such litigation to the Assets in the Account and withdraw such sums as the costs and charges accrue.

The Authorized Officer of the Security Agent who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities
Intermediary within five days after such oral instructions are given.

For the purpose of this Agreement, the term "AUTHORIZED OFFICER OF THE GRANTOR"
shall refer in the singular to ___________________ or ___________________ (each of whom is, on the date hereof, an officer or director of the Grantor) and
"AUTHORIZED OFFICER OF THE SECURITY AGENT" shall refer in the singular to any
Person who is a [vice president or managing director] of the Security Agent. In the event that the Grantor shall find it advisable to designate a replacement of any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary, the Security Agent.

Except with respect to the obligations and duties as set forth herein, this
Agreement shall not impose or create any obligations or duties upon the Approved
Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Grantor.

As long as the Assets are pledged to the Security Agent : (i) the Approved
Securities Intermediary will not invade the Assets to cover margin debits or calls in any other accounts of the Grantor and (ii) the Approved Securities
Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Security Agent any security interest, lien or right of setoff the
Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the
Approved Securities Intermediary will promptly notify the Security Agent. The
Grantor herein represents that the Assets are free and clear of any lien or encumbrances and agrees that, with the exception of the security interest granted to the Security Agent, no lien or encumbrance will be placed by it on the Assets without the express written consent of both the Security Agent and the Approved Securities Intermediary.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities
Intermediary's jurisdiction for the purposes of Section 8-110 of the UCC shall be, the laws of the State of New York.

The Approved Securities Intermediary will treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the Uniform Commercial Code. The Approved Securities Intermediary
acknowledges that this Agreement constitutes written notification to the
Approved Securities Intermediary, pursuant to the Uniform Commercial Code and any applicable federal regulations for the Federal Reserve Book Entry System, of the Security Agent's security interests in the Assets. The Grantor, the Security
Agent and Approved Securities Intermediary are entering into this Agreement to provide for the Security Agent's control of the Assets and to confirm the first and exclusive priority of the Security Agent's security interest in the Assets.
The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Security Agent's security interest in the Assets.

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This
Agreement may not be altered or amended in any manner without the express written consent of the Grantor, the Security Agent and the Approved Securities
Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

This Agreement may be terminated by the Approved Securities Intermediary upon 30 day's prior written notice to the Grantor and the Security Agent. The Security
Agent may terminate this Agreement upon 10 days' prior written notice to the
Approved Security Intermediary and the Company.

The Grantor acknowledges that this Agreement supplements any existing agreements of the Grantor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any rights that the
Approved Securities Intermediary might otherwise have.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Grantor and the Security Agent have caused this
Agreement to be executed by their duly authorized officers all as of the date first above written.

ALLIED HEALTHCARE INTERNATIONAL INC.

By
   ----------------------------------
   Name:
   Title:

ACCEPTED AND AGREED:

BARCLAYS BANK PLC

By
   ----------------------------------
   Name:
   Title:

                     EXHIBIT A TO CONTROL ACCOUNT AGREEMENT
                                     ASSETS

                                    EXHIBIT B
                          TO CONTROL ACCOUNT AGREEMENT

                       FORM OF NOTICE OF EXCLUSIVE CONTROL

[Deposit Account Bank]

[Address]

Re:  Account No. ____________________ (the "ACCOUNT")

Ladies and Gentlemen:

Reference is made to the Account and that certain Control Account Agreement dated _____, 2006 (the "CONTROL ACCOUNT AGREEMENT") among you, Barclays Bank
PLC, as Security Agent (the "SECURITY AGENT"), and Allied Healthcare
International Inc. Capitalized terms used herein shall have the meanings given to them in the Control Account Agreement.

The Security Agent hereby notifies you that an Enforcement Event has occurred under the applicable Facility Agreement, and that, from and after the date of this notice and until you receive a written revocation of this notice from the
Security Agent, you are hereby directed to not allow the Company to give instructions or entitlement orders in respect of the Account and to accept instructions and entitlement orders only from the Security Agent to such other account as the Security Agent may from time to time designate in writing.

Very truly yours,

Barclays Bank PLC,
as Security Agent

By
   ----------------------------------
   Name:
   Title:

                                    EXHIBIT B
                        TO PLEDGE AND SECURITY AGREEMENT

                                     FORM OF
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                                                          _____________ __, ____

[Deposit Account Bank]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [__________] maintained with you (the "BANK")
[__________] in the name of Allied Healthcare International Inc. (the "COMPANY")
into which funds are deposited from time to time (the "ACCOUNT"). The Company has entered into a Pledge and Security Agreement (such agreement as amended, amended and restated, supplemented or otherwise modified from time to time, the
"PLEDGE AND SECURITY AGREEMENT"), dated December [__], 2006 among Allied
Healthcare International Inc. and Barclays Bank PLC as security agent for the
Secured Parties (as defined in the Facility Agreement referred to therein)
(herein in such capacity, the "SECURITY AGENT").

Pursuant to the Pledge and Security Agreement and related documents, the Company has granted to the Security Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, deposit accounts, instruments, general intangibles and all proceeds thereof.

The Company hereby transfers to the Security Agent control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Security Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company or any other person or entity and (ii) acknowledge that the Security Agent now has control of the Account, that the Account is being maintained by you for the benefit of the Security Agent and that all amounts and other property therein are held by you as custodian for the Security Agent.

Except as provided in clause (d) below, the Bank will not exercise, and the
Account and all funds and other property on deposit therein shall not be subject to, any security interest, deduction, right of set-off, banker's lien, counterclaim, defense, recoupment or any other right, and the Bank hereby subordinates to the Security Agent any such security interest, lien or right which it may have against the Account or any funds and other property on deposit therein. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account.

You agree with the Security Agent as follows:

The Account is in the name of "[IDENTIFY EXACT TITLE OF ACCOUNT]" and you will not change the name or the account number on the Account without the prior written consent of the Security Agent

                                        7

and the Company. You are a "bank" as defined in Section 9-102(a)(8) of the
Uniform Commercial Code as in effect in the State of New York (the "UCC").

     (a)  Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Security Agent. At the request of the Security
          Agent, you will promptly send copies of all statements, confirmations and other correspondence concerning the Account to the Security Agent at the following address:

               [INSERT NOTICE ADDRESS]

     (b)  Prior to the delivery to you of a written notice from the Security
          Agent in the form of Exhibit A hereto (a "NOTICE OF EXCLUSIVE
          CONTROL"), you are authorized to accept instructions, withdrawals and transfers from the Company.

     (c)  From and after the delivery to you of a Notice of Exclusive Control and until delivery to you of a written revocation thereof from the
          Security Agent, you will not allow the Company to withdraw funds from the Account and you are authorized to accept instructions, withdrawals and transfers only from the Security Agent.

     (d)  All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Security Agent and the Secured Parties and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Security
Agent, the Company and you. You may terminate the letter agreement only upon 30 days' prior written notice to the Company and the Security Agent. The Security
Agent may terminate this letter agreement upon 10 days' prior written notice to you and the Company.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Security Agent, the Company and you.

This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York including, without limitation, Section 5-1401 of the New York General Obligations Law. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be your jurisdiction within the meaning of Section 9-304 of the UCC and the Account shall be governed by the laws of the State of New York.

                                        8

Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Security Agent and you, in accordance with its terms.

Very truly yours,

ALLIED HEALTHCARE INTERNATIONAL INC.

By
   -------------------------------
   Name:
   Title:

BARCLAYS BANK PLC
as Security Agent

By
   -------------------------------
   Name:
   Title:

Acknowledged and Agreed:

[DEPOSIT ACCOUNT BANK]

By
   -------------------------------
   Name:
   Title:

                                        9

                                    EXHIBIT A
                      TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                       FORM OF NOTICE OF EXCLUSIVE CONTROL

[Deposit Account Bank]

[Address]

Re:  Account No. ____________________ (the "ACCOUNT")

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control
Agreement dated _____, 2006 (the "DEPOSIT ACCOUNT CONTROL AGREEMENT") among you,
Barclays Bank PLC, as Security Agent (the "SECURITY AGENT") and Allied
Healthcare International Inc. Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The Security Agent hereby notifies you that an Enforcement Event has occurred under the Facility Agreement, and that, from and after the date of this notice and until you receive a written revocation of this notice from the Security
Agent, you are hereby directed not to allow the Company to withdraw funds from the Account and to accept instructions, withdrawals and transfers only from the
Security Agent to such other account as the Security Agent may from time to time designate in writing.

Very truly yours,

BARCLAYS BANK PLC,
as Security Agent

By
   ----------------------------------
   Name:
   Title:

                                       10

                                    EXHIBIT C
                      TO THE PLEDGE AND SECURITY AGREEMENT

                           FORM OF SECURITY SUPPLEMENT

This SECURITY SUPPLEMENT, dated as of December [__], 2006, is delivered pursuant to the Pledge and Security Agreement, dated as of December [__], 2006 (as it may from time to time be amended, modified or supplemented, the "SECURITY
AGREEMENT"), among Allied Healthcare International Inc. (the "GRANTOR") and
Barclays Bank PLC, as Security for the Secured Parties (as defined by reference therein) (in such capacity, the "SECURITY AGENT").

Each Grantor confirms as set forth in the Security Agreement, that it (a) (i)
pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Senior Finance Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations.

Each Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, the Grantor has caused this Security Supplement to be duly executed and delivered by its duly authorized officer as of December [__], 2006.

ALLIED HEALTHCARE GROUP LIMITED,

By:
    ---------------------------------
    Name:
    Title:

                                       11

                                    EXHIBIT D
                        TO PLEDGE AND SECURITY AGREEMENT

                            FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of December [__], 2006, is delivered pursuant to Section 5.2 of the Pledge and Security Agreement, among Allied Healthcare
International Inc. (the "GRANTOR") and Barclays Bank PLC, as security agent for the Secured Parties (as defined by reference therein) (herein in such capacity, the "SECURITY AGENT"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 5.2 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby:

          (a) pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Senior Finance Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the
     Bankruptcy Code) of all Secured Obligations; and

          (b) expressly assumes all obligations and liabilities of a Grantor under the Pledge and Security Agreement.

The information set forth in Exhibit A hereto is hereby added to the information set forth in the Schedules to the Pledge and Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 3 (Representations and Warranties) of the
Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

This Joiner Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the
State of New York, including without limitation, Section 5-1401 of the New York
General Obligations Law.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                       12

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By
   ----------------------------------
   Name:
   Title:

ACKNOWLEDGED AND AGREED
as of the date of this Pledge Amendment

first above written:

Barclays Bank PLC,
AS SECURITY AGENT

By
   ----------------------------------
   Name:
   Title:

                                       13

                         EXHIBIT A TO JOINDER AGREEMENT
                               SECURITY SUPPLEMENT

                                       14

                                    EXHIBIT E
                      TO THE PLEDGE AND SECURITY AGREEMENT

                                 SEARCH REPORTS

                                       15

                                    EXHIBIT F
                      TO THE PLEDGE AND SECURITY AGREEMENT
                              FINANCING STATEMENTS

A07164677/5.0/13 Dec 2006

                                      -16-

                                    EXHIBIT G
                        TO PLEDGE AND SECURITY AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December [__], 2006, among
Allied Healthcare International Inc. (the "GRANTOR") and Barclays Bank PLC, as
security agent for the Secured Parties (as defined in the Facility Agreement referred to below) (herein in such capacity, the "SECURITY AGENT").

                                    RECITALS

(A)  Allied Healthcare Group Holdings Limited ("ALLIED") and certain subsidiaries of Allied, as Borrowers and Guarantors, have entered into an
     Amended and Restated Facility Agreement dated December [__], 2006 (as the same may be amended, restated, supplemented or otherwise modified, the
     "FACILITY AGREEMENT").

(B)  The Grantor is a party to a Pledge and Security Agreement, dated the date hereof, in favor of the Security Agent (the "PLEDGE AND SECURITY
     AGREEMENT"), pursuant to which the Grantor is required to execute and deliver this Agreement.

(C)  In consideration of the mutual conditions and agreements set forth in the
     Facility Agreement, the Pledge and Security Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 DEFINED TERMS

Unless otherwise defined herein, terms defined in the Pledge and Security
Agreement and used herein have the meaning given to them in the Pledge and
Security Agreement.

SECTION 2 GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL

As security for the prompt and complete payment and performance in full when due
(whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code) of all Secured Obligations, each Grantor hereby pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Senior Finance Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under all Intellectual Property
Collateral, whether now owned or existing or hereafter acquired or arising and wherever located.

"INTELLECTUAL PROPERTY COLLATERAL" means each Grantor's right, title and interest in, to and under

          (a) all Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule I hereto,

          (b) all Patents and Patent Licenses to which it is a party, including those referred to on Schedule II hereto and

A07164677/5.0/13 Dec 2006

                                      -17-

          (c) all Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule III hereto;

          (d) all goodwill of the business connected with the use of, and symbolized by, each trademark and each trademark license;

          (e) all reissues, continuations or extensions of the foregoing; and

          (f) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any (x) Copyright or Copyright Licensed under any Copyright
     License, (y) Trademark or Trademark licensed under any Trademark License or
     (z) Patent or Patent licensed under any Patent License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

SECTION 3 SEPARATE AND DISTINCT GRANTS OF SECURITY

Notwithstanding anything to the contrary contained in this Agreement, each
Grantor and the Security Agent (on behalf of the Secured Parties) acknowledge and agree that the Security Interests granted pursuant to this Agreement to the
Security Agent (a) for the benefit of the Senior Finance Parties and securing the Secured Obligations, shall be a "first" priority Security Interest in the
Collateral, junior to no other Security Interests.

SECTION 4 CERTAIN EXCLUSIONS

Notwithstanding anything herein to the contrary, in no event shall the
Collateral include and no Grantor shall be deemed to have granted a Security
Interest in, any of its right, title or interest in any Intellectual Property if the grant of such Security Interest shall constitute or result in the abandonment of, invalidation of or rendering unenforceable any of its right, title or interest therein.

SECTION 5 PLEDGE AND SECURITY AGREEMENT

The security interests granted pursuant to this Intellectual Property Security
Agreement are granted in conjunction with the security interests granted to the
Security Agent pursuant to the Pledge and Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Security
Agent with respect to the security interests granted to them in the Intellectual
Property Collateral made and granted hereby are more fully set forth in the
Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

SECTION 6 GOVERNING LAW

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW.

                            [Signature Page Follows]

A07164677/5.0/13 Dec 2006

                                      -18-

IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security
Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

ALLIED HEALTHCARE INTERNATIONAL INC.

By
   -------------------------------------
   Name:
   Title:

ACCEPTED AND AGREED:
BARCLAYS BANK PLC, as Security Agent

By
   -------------------------------------
   Name:
   Title:

A07164677/5.0/13 Dec 2006

                                      -19-

                                   SCHEDULE I

                             COPYRIGHT REGISTRATIONS

(A)  REGISTERED COPYRIGHTS

     Copyright Reg. No. Date

(B)  COPYRIGHT APPLICATIONS

(C)  COPYRIGHT LICENSES

     Name of Agreement, Parties, Date of Agreement

A07164677/5.0/13 Dec 2006

                                      -20-

                                   SCHEDULE II

                              PATENT REGISTRATIONS

(D)  REGISTERED PATENTS

     Patent Reg. No. Date

(E)  PATENT APPLICATIONS

(F)  PATENT LICENSES

     Name of Agreement, Parties, Date of Agreement

A07164677/5.0/13 Dec 2006

                                      -21-

                                  SCHEDULE III

                             TRADEMARK REGISTRATIONS

(G)  REGISTERED TRADEMARKS

     Trademark Reg. No. Date

(H)  TRADEMARK APPLICATIONS

(I)  TRADEMARK LICENSES

     Name of Agreement, Parties, Date of Agreement

A07164677/5.0/13 Dec 2006

                                      -22-